Asset and Goodwill Impairment Testing	12 Months Ended
Dec. 31, 2023
Impairment of Assets [Abstract]
Asset and Goodwill Impairment Testing
9. Asset and Goodwill Impairment Testing

a) Impairment Testing – Steelmaking Coal Group of CGUs

Goodwill Impairment Testing – October 31, 2023

Our steelmaking coal group of CGUs has goodwill allocated to it (Note 18). For our annual goodwill impairment testing, we estimated the recoverable amount of the steelmaking coal group of CGUs based on consideration expected to be received from the announced sale transactions in November 2023 (Note 6(a)). This includes the present value of the agreed-upon cash proceeds from Glencore and NSC, plus the expected discounted cash flows from the steelmaking coal group of CGUs until expected closing of the Glencore transaction. The estimated recoverable amount of the steelmaking coal group of CGUs exceeded the carrying amount by approximately $600 million at October 31, 2023, our annual goodwill impairment testing date. These FVLCD estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 32).

The recoverable amount of our steelmaking coal group of CGUs is most sensitive to changes in the U.S. dollar to Canadian dollar foreign exchange rate, which is applied to both the cash receipts and the cash flows until closing. We used a U.S. dollar to Canadian dollar exchange rate of 1.38 in our estimation, based on the forward curve at October 31, 2023. In isolation, a strengthening of the Canadian dollar to 1.33 would result in the recoverable amount of the steelmaking coal group of CGUs being approximately equal to the carrying amount. Other significant assumptions include the steelmaking coal price, sales volumes and operating costs.

Impairment Testing – December 31, 2023

As at December 31, 2023, as a result of the strengthening of the Canadian dollar against the U.S. dollar affecting the Canadian dollar equivalent of our expected consideration to be received in the sale of the steelmaking coal business transactions, we performed an additional impairment test for our steelmaking coal group of CGUs. We updated the estimated recoverable amount based on the consideration expected to be received, consistent with the annual goodwill impairment testing performed as at October 31, 2023. In performing this impairment test, we used a U.S. dollar to Canadian dollar foreign exchange rate of 1.32 based on the forward curve at December 31, 2023 and also updated applicable assumptions including the steelmaking coal price, sales volumes and operating costs.

The estimated recoverable amount of the steelmaking coal group of CGUs exceeded the carrying amount by approximately $80 million at December 31, 2023. These FVLCD estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 32).

In isolation, a $0.01 strengthening in the Canadian dollar would result in the recoverable amount being approximately equal to the carrying amount.

b) Impairment Testing – Trail CGU and Assets Held for Sale – 2022

In the fourth quarter of 2022, as a result of increased costs and operating challenges at the Trail CGU, we performed an impairment test for our Trail CGU. Cash flow projections used in the analysis as at December 31, 2022 were based on an operating plan with cash flows covering a period of 80 years. The recoverable amount of our Trail CGU was approximately equal to the carrying amount of $1.2 billion at the date of testing. As a result, any changes in the key assumptions in (d) below could result in the carrying amount exceeding the recoverable amount.

In 2022, immediately before the initial classification of assets held for sale, we measured the assets at the lower of their carrying amount and fair value less costs to sell with the results disclosed in Note 5.
9. Asset and Goodwill Impairment Testing (continued)

c) Annual Goodwill Impairment Testing – Quebrada Blanca CGU

Our Quebrada Blanca CGU has goodwill allocated to it (Note 18). We performed our annual goodwill impairment testing at October 31, 2023, calculating the recoverable amount on a FVLCD basis and did not identify any goodwill impairment losses. Cash flow projections in the discounted cash flow model cover the current expected mine life of Quebrada Blanca and a projected expansion, totalling 49 years, with an estimate of in situ value applied to the remaining resources. Given the nature of expected future cash flows used to determine the recoverable amount, a material change could occur over time, as the cash flows are significantly affected by the key assumptions described below in (d).

Sensitivity Analysis

The recoverable amount of our Quebrada Blanca CGU exceeded the carrying amount by approximately $600 million at the date of our annual goodwill impairment testing. The recoverable amount of Quebrada Blanca is most sensitive to the long-term copper price assumption and discount rate assumption. In isolation, a US$0.10 decrease in the long-term copper price, or a 30 basis points increase in the discount rate would result in the recoverable amount of Quebrada Blanca being equal to its carrying value.

Significant assumptions used in preparing the discounted cash flow model for our Quebrada Blanca CGU goodwill impairment test include commodity prices, reserves and resources, sales volumes, operating costs, capital expenditures, discount rate and the fair value per pound of copper equivalent used in the determination of the in situ value.

d) Key Assumptions – Quebrada Blanca CGU and Trail CGU

The following are the key assumptions used in our Quebrada Blanca CGU impairment testing calculations for the years ended December 31, 2023 and 2022:

	2023	2022
Copper prices per pound	Long-term real price in 2028 of US$3.90	Long-term real price in 2027 of US$3.60
Post-tax real discount rate	7.0%	6.5%

In our 2022 impairment assessment of the Trail CGU, we used long-term assumptions of US$1.25 per pound for zinc, US$277 per tonne for treatment charges, US$0.11 per pound for zinc premiums, a U.S. dollar to Canadian dollar exchange rate of 1.30 and a post-tax real discount rate of 5.5%.

Interrelation of Key Assumptions

The key assumptions used in our determination of recoverable amounts interrelate significantly with each other and with our operating plans. For example, a decrease in long-term commodity prices could result in amendments to the mine plans that would partially offset the effect of lower prices through lower operating costs and capital expenditures. It is difficult to determine how all of these factors would interrelate, but in estimating the effect of changes in these assumptions on fair values, we believe that all of these factors need to be considered together. A linear extrapolation of these effects becomes less meaningful as the change in assumption increases.

Commodity Price Assumptions

Commodity price assumptions use current prices in the initial year and trend to the long-term prices in the information referenced above. Prices are based on a number of factors, including historical data, analyst estimates and forward curves in the near term and are benchmarked with external sources of information, including information published by our peers and market transactions, where possible, to ensure they are within the range of values used by market participants.

Discount Rates

Discount rates are based on market participant mining and smelting weighted average costs of capital adjusted for risks specific to the operation or asset where appropriate.
9. Asset and Goodwill Impairment Testing (continued)

Foreign Exchange Rates

U.S. dollar to Canadian dollar foreign exchange rates are significant to the Trail CGU and are benchmarked with external sources of information based on a range used by market participants.

Reserves and Resources, Mine Production and Smelter Production

Future mineral production is included in projected cash flows based on plant capacities, reserve and resource estimates and related exploration and evaluation work undertaken by appropriately qualified persons.

Future smelter production is included in projected cash flows based on plant capacities.

In Situ Value

The fair value of resources beyond production included in the discounted cash flow model are estimated on a fair value per pound on a copper equivalent basis using available comparable market data.

Operating Costs and Capital Expenditures

Operating costs and capital expenditures are based on life of mine plans, operating plans and internal management forecasts, as applicable. Cost estimates incorporate management experience and expertise, current operating costs, the nature and location of each operation, and the risks associated with each operation. Future capital expenditures are based on management’s best estimate of expected future capital requirements, with input from management’s experts where appropriate. All committed and anticipated capital expenditures based on future cost estimates have been included in the projected cash flows. Operating cost and capital expenditure assumptions are subject to ongoing optimization and review by management.

Recoverable Amount Basis

In the absence of a relevant market transaction, we estimate the recoverable amount of our CGU on a FVLCD basis using a discounted cash flow methodology, taking into account assumptions likely to be made by market participants unless it is expected that the value in use methodology would result in a higher recoverable amount. For the asset impairment and goodwill impairment analyses performed in 2023 and 2022, we have applied the FVLCD basis. These estimates are classified as a Level 3 measurement within the fair value measurement hierarchy (Note 32).